UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2021

FAST ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39462	85-1338207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Old Branchville Rd.

Ridgefield, CT 06877

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 956-1969

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FST.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FST	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FST WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, (i) on February 1, 2021, FAST Acquisition Corp. (the “Company”) entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with Fertitta Entertainment, Inc., a Texas corporation (“FEI”), and the other parties thereto, pursuant to which, among other things, FEI would become a wholly owned subsidiary of FAST Merger Corp. (the “Business Combination”), (ii) on December 1, 2021, the Company received a notice from FEI that purported to terminate the Merger Agreement and (iii) on December 1, 2021, the Company sent a letter to FEI in response to the purported termination notice stating, among other things, that FEI is not permitted to terminate the Merger Agreement, and, as such, FEI continues to be bound to its obligations under the Merger Agreement in all respects.

As a result of the foregoing, the Company is postponing its special meeting of stockholders originally scheduled to be held at 9:00 a.m. Eastern time on December 14, 2021, as well as the deadline for requesting redemption of public shares originally scheduled for 5:00 p.m. on December 10, 2021, to future dates and times to be determined and announced.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, FAST Merger Corp., a wholly owned subsidiary of the Company, filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which includes a proxy statement/prospectus, and certain other related documents, which is both the proxy statement that was distributed to holders of shares of the Company’s common stock in connection with its solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of FAST Merger Corp. to be issued in the Business Combination. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus, which was filed with the SEC, as it contains important information about the parties to the Merger Agreement, the Company and the Business Combination. The Registration Statement was declared effective on November 24, 2021 and the definitive proxy statement/prospectus was mailed to stockholders of the Company as of the record date established for voting on the Business Combination and the other matters described in the definitive proxy statement/prospectus. Stockholders may also obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC that are incorporated by reference in the proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: FAST Acquisition Corp., 109 Old Branchville Rd. Ridgefield, CT 06877, Attention: Sandy Beall, Chief Executive Officer.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the definitive proxy statement/prospectus and is available free of charge from the sources indicated above.

FEI and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is contained in the definitive proxy statement/prospectus.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Forward-Looking Statements

This report includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.  You should not rely on these forward-looking statements as predictions of future events.  These forward-looking statements include, without limitation, the Company's expectations with respect to the proposed Business Combination, the Company’s special meeting of stockholders and redemption deadline relating thereto. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results.  Most of these factors are outside the Company's control and are difficult to predict.  Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.  The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAST ACQUISITION CORP.

	By:	/s/ Sandy Beall
		Name:	Sandy Beall
		Title:	Chief Executive Officer

Dated: December 9, 2021

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